Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Noncurrent Assets Or Disposal Groups Classified As Held For Sale Or As Held For Distribution To Owners [Abstract]
Assets Held for Sale

NOTE 6. ASSETS HELD FOR SALE

In December 2018, Precision committed to a plan to sell drilling rigs that no longer met the Corporation’s High-Performance technology standards. The disposal group, contained within its Contract Drilling Services segment, has been classified as held for sale and measured at the lower of its carrying value and fair value less costs to sell. At December 31, 2018, the disposal group was stated at its carrying value of $19.7 million, which is less than its estimated fair value. Efforts to sell the disposal group have started and are expected to be completed prior to December 31, 2019.